ENVERIC BIOSCIENCES

Next Generation Mental Health™

Investor Deck
May 2022

NASDAQ: ENVB

Disclaimer

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric BioSciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, whether:

- the results of research conducted on animals will be reflected in human trials;
- Enveric Biosciences can ultimately develop products for use by humans;
- products developed by Enveric Biosciences will receive approval by appropriate governing agencies for marketing;
- demand can be created for the products Enveric Biosciences develops;
- Enveric Biosciences' products will be adversely affected by competitive or alternative products, technologies and pricing;
- Enveric Biosciences will have the ability, assuming it receives approval to market its products, to manufacture or have manufactured any products it develops;
- Enveric Biosciences will be able to protect its intellectual property;
- the expiration of patents or data protection on certain products, including assumptions about Enveric Biosciences' ability to retain patent exclusivity of certain products,including after the amalgamation (the "amalgamation") with MagicMed Industries Inc. ("MagicMed");
- Enveric Biosciences will have the ability to execute successfully its strategic plans;
- Enveric Biosciences will have the ability to obtain necessary regulatory approvals or obtaining these without delay;
- Enveric Biosciences' products prove to be commercially successful or that contractual milestones will be achieved; and
- Enveric Biosciences will be successful at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.
Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: Enveric Biosciences is unable to achieve the synergies and value creation contemplated by the amalgamation; Enveric Biosciences is unable to promptly and effectively integrate MagicMed's businesses; disruption from the integration of MagicMed makes it more difficult to maintain business, contractual and operational relationships; legal proceedings are instituted against Enveric Biosciences in relation to the amalgamation or otherwise; Enveric Biosciences is unable to retain key personnel; and the consummation of the amalgamation has a negative effect on the market price of the capital stock of Enveric Biosciences or on Enveric Biosciences' operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Enveric Biosciences or Enveric Biosciences' ability to successfully realize the expected benefits from the amalgamation. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

A platform of next generation psychedelic and cannabinoid medicines



We leverage our discovery engine and intellectual property portfolio to create next-generation psychedelics and cannabinoids for the mind and body, with lead products in Cancer.

Executing with Experience and Passion: Pharma & Biotech Leadership

Management Team



Dr. Joseph Tucker
Chief Executive Officer & Director
Dr. Tucker has 20 years experience in biotechnology, founded and took public 3 biotech companies as well as sold company to Trillium Therapeutics.



Mr. Avani Kanubaddi
President & Chief Operating Officer
Former Director at BMS/ConvaTec and Wyeth/Pfizer in Medical Device, Consumer Health segments. Former CEO of Welmedix, led brand sale to PE backed healthcare company in 2019.



Dr. Bob Dagher
Chief Medical Officer
Seasoned executive physician and drug developer with C-level leadership roles at early-stage biotechnology start-up, as well as at clinical research organizations and large pharmaceutical companies. .



Dr. Peter Facchini
Chief Innovation Officer
Dr. Facchini has been a professor for 25 years, founded 4 biotechnology companies and holds over 40 patents.



Mr. Carter Ward
Chief Financial Officer
Mr. Ward served as CFO of Elite Pharmaceuticals, successfully negotiated and executed capital raises, developed strategic initiatives, created financial models and led financial reporting efforts for a number of other companies

Board of Directors



David Johnson
Executive Chairman
Former CEO of Convatec, oversaw the $4.1B spin out of Convatec from Bristol Myers Squibb; former CEO of Alliqua Biomedical, a developer of wound care technologies.



Dr. Joseph Tucker
Chief Executive Officer & Director
Dr. Tucker has 20 years experience in biotechnology, founded and took public 3 biotech companies as well as sold company to Trillium Therapeutics.



George Kegler
Director
Mr. Kegler served as VP and CFO of Mallinckrodt Pharmaceuticals, successfully negotiated and executed capital raises, developed strategic initiatives, created financial models and led financial reporting efforts for a number of other companies.



Sol Myer
Director
Mr. Mayer has served as a board member on a number of Nasdaq listed companies and has also served as CEO in the private sector.



Dr. Marcus Schabacker, MD, PHD
Director
Dr. Schabacker has over 35 years of experience in the health care industryhaving worked at Baxter Healthcare and recently becoming the president and chief executive officer of the ECRI Institute.



Dr. Doug Lind, MD
Director
Douglas Lind, M.D. has more than 30 years of experience working in a variety of life science-related professions, ranging from a former practicing physician, to a senior Wall Street equity research analyst at Morgan Stanley

Execute on Clinical Assets and Invest in Discovery Assets

	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Major Next Steps	Timing
EV101*	GBM						Phase 1	Q3 2022
EV102	RD						IND Submission	Q4 2022
EVM101	CRD						IND Submission	Q3 2022
EVM201	CRD						Candidate Nomination	Q3 2022

* Evaluating strategic alternatives

The Platform – Next Generation Medicines

PSYBRARY™



MIND *Psychedelics*

Hallucinogenic · Non-Hallucinogenic

Cancer Related Distress	$20⁺B[1,2,3]
Depression	$12⁺ B[1]
PTSD	$990⁺ M[2]
Anxiety	$7⁺ B[3]
Substance Abuse	$31⁺ B[4]

MIND $70⁺ BILLION

Market Opportunity

BODY $140⁺ BILLION

BODY *Psychedelics*

Non-Hallucinogenic

Cardiovascular	$87⁺ B[8]
Gastrointestinal	$48⁺ B[9]
Cognition & Memory	$6⁺ B[10]
Parkinson's	$5⁺ B[11]
Tourette's	$98⁺ M[12]

Cannabinoids

Radiodermatitis	$500⁺M[5]
Pain	$71⁺ M[6]
Chemo-Induced Neuropathy	$1.6⁺ B[7]

1. https://www.emergenresearch.com/industry-report/depression-treatment-market
2. https://www.openpr.com/news/2351181/global-obsessive-compulsive-disorder-ocd-drugs-market-2021
3. https://www.prnewswire.com/news-releases/global-generalized-anxiety-disorder-market-is-estimated-to-grow-at-25-cagr-to-reach-75-billion-by-2023-679279763.html
4. https://www.globenewswire.com/news-release/2020/02/20/1988216/0/en/Drug-Addiction-Treatment-Market-To-Reach-USD-31-17-Billion-By-2027-Reports-And-Data.html
5. https://www.alliedmarketresearch.com/radiodermatitis-market
6. https://www.alliedmarketresearch.com/pain-management-therapeutics-market

7. https://www.marketwatch.com/press-release/chemotherapy-induced-peripheral-neuropathy-treatment-market-size-to-rise-at-61-cagr-through-2026-2021-08-17
8. https://www.globenewswire.com/en/news-release/2021/05/17/2230401/28124/en/Insights-on-the-87-Billion-Cardiovascular-Drugs-Global-Market-to-2030-Identify-Growth-Segments-for-Investment.html
9. https://drug-dev.com/gastrointestinal-drugs-market-to-hit-48-4-billion/
10. https://www.alliedmarketresearch.com/cognitive-and-memory-enhancer-drugs-market
11. https://www.marketsandmarkets.com/Market-Reports/parkinson-disease-treatment-market-47265247.html
12. https://apnews.com/press-release/pr-businesswire/970eb4ead8e04cffa3185af76f1168a3

Psychedelics – Addressing the Mind

Psychedelics: Market and Investor Validation

Market Validation

- J&J Spravato first approved Psychedelic
  - $3B Estimated Peak Revenue
  - $1.4B projected in 2024

- FDA Breakthrough Status for 2 Drugs
  - MDMA
  - Psilocybin
- 10 Clinical Trials underway around the World

- Bio-pharma and Life Science Institutional Investors are putting money to work in a meaningful way in Psychedelics
  - Atai $649M
  - Compass Pathways $349M
  - MindMed $338M

Spravato®
(esketamine) CIII
nasal spray

Psychedelics – Treatments for today and tomorrow


GEN 3
Optimized NCE for Improved Outcomes
GEN 2
Chemically Modified into Prodrugs
GEN 1
Classic Psychedelics
SSRIs/Current options

Psybrary allows us to potentially expand market exponentially

Current Therapist-delivery model limits the Patient Population Served

Gen 1 & 2 Psychedelic Model

Psychotherapy with Psychedelics


Expensive
Inconvenient
Clinical Environment
Hallucinogenic
Time Intensive
Short Term Use Only

Gen 3 - NCE Model


Traditional Rx Self-Admin Model at Home

Industry Landscape: Rapidly Evolving Sector

Company	Type	Indication	Drug	Gen 1/2/3	Market Cap
DemeRx	NASDAQ: ATAI	Opioid Use Disorder	DMX-NB1 Noribogaine	**Gen 1**	$649MM
Compass	NASDAQ: CMPS	Treatment Resistant Depression	Psiliocybin COMP360	**Gen 1**	$349MM
MindMed	NASDAQ: MNMD	Multiple	LSD, MDMA, Mescaline, DMT	**Gen 1**	$338MM
			18-MC Ibogaine, Ketanserin	**Gen 3**	
Cybin	NYSE/NEO: CYBN OTCQB: CLXPF	Major Depressive Disorder	CYB001 Psilocybin	**Gen 2**	$70MM
Seelos	NASDAQ: SEEL	Suicidal Ideation	SLS-002 Ketamine	**Gen 1**	$59MM
MAPS	Non-profit	Multiple	MDMA	**Gen 1**	NA
GH Research	NASDAQ: GHRS	Treatment Resistant Depression	GH001 5-MeO-DMT	**Gen 1**	528MM

Gen 2 and Gen 3 potentially offer the greatest future opportunities

As of May 16, 2022

Psybrary – Engine for Next Generation Molecules



Synthetic Biology
Engineered Microbes
Biocatalysis - Enzymes
Feed substrate to enzyme
Enzyme catalyzes reaction to change non-natural substrate into new product molecules
New product molecules are released by the enzyme
FEED STOCK MOLECULE
NCE
PSYBRARY™
More novel products
Various synthetic chemistry reactions
Novel substrates
Synthetic Chemistry

Psybrary offers Massive Diversity Enabling Generation 2 & 3 Drugs



A
B
C
D
E
F
G
H
I
J
K
N
N
N
N
5-HT2a
5-HT2a

Broad Intellectual Property Coverage

Classic Molecule	Patent Filings	Derivative Molecules Protected
Psilocybin & DMT	10 Filed Patents	1 Million+
Mescaline/ MDMA	4 Filed Patents	1 Million+ Possible (1)

(1) These figures represent the Company's targets.

PsyAI™ – Organizing and Analyzing the vast Psybrary



PSYAI™
Toxicity
Absorption
Metabolic Prediction
Other Models

Cancer Related Distress (CRD): Opportunity to Improve High Unmet Need

Current Problem

- 71% cancer patients with mental health challenges, 40% with diagnosed mental health disorder*
- Estimated market size of 12-13MM people each year

Scientific Hypothesis

- Scientific Evidence: psychedelics impacting mental health
- CRD: clear potential target

Enveric Solution Path

Gen 1 candidate

- File IND Q3
- Begin clinical trial Q4 2022

Gen 2 candidate

- Lead Candidate Nomination Q3 2022

Gen 3 molecule for CRD

- Lead Candidate Nomination Q1 2023

$20B+ Global Market Opportunity**

* Source: War on Cancer
** Source: Enveric Projections

Cannabinoids – Addressing the Body

Enveric Spinout Rationale

the proposed spin-off would create two separate and distinct biotechnology companies

ENVERIC BIOSCIENCES
Next Generation Mental Health™

Enveric Biosciences

developing next-generation ***psychedelic-inspired*** *treatments*

EVM101
EVM201
EVM301

Acanna Therapeutics

developing innovative ***cannabinoid*** *treatments*

EV101
EV102
EV104

Strategic Rationale for Spinoff

The Company believes that spinning off the cannabinoid assets will allow Enveric and Acanna to maximize long-term value for all stakeholders. Following the proposed transaction, both Enveric and Acanna intend to:

- Have separate, focused management teams with the knowledge and skills to deploy appropriate strategies and meet the unique requirements for each company's operations.
- Allocate capital more efficiently and strategically to develop their respective assets further.
- Provide unique investment characteristics of interest to the capital markets.

Radiation Dermatitis(RD): $1B Opportunity to Improve High Unmet Need

Current Problem

- 50% cancer patients → radiation
- Radiation Dermatitis key side effect
- 95% radiation pts = RD
- Burning, itching, pain, depression
- Current Standard of Care is simple creams and ointments



Scientific Hypothesis

- Scientific Evidence: cannabinoids impacting inflammation
- Scientific Evidence: cannabinoids impacting neuropathic pain
- RD: clear potential target for cannabinoids and cannabidiol (CBD)


Aquaphor
HEALING OINTMENT
Advanced Therapy

Enveric Solution Path

- Enveric novel formulation for RD
- IND Filing Q4 2022
- Protocol & Site PI Finalized
- Phase 1/2 Study Targeted Q1 2023
- Higher Probability Clinical Pathway

https://pubmed.ncbi.nlm.nih.gov/31599175/#:~:text=Epub%202019%20Oct,DOI%3A%2010.1080/09546634.2019.1675854
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7037408/#:~:text=Cannabinoids%20in%20the,Downer%2C%20Academic%20Editor
https://www.medsci.org/v09p0193.htm

Nasdaq :ENVB

Cash and Cash equivalents as of March 31, 2022

- Cash On-hand - $21.7 million
- Debt - Zero

Capital Raise

- Jan 2021: $9.5 million
- Feb 2021: $12.1 million
- Warrant exercise (Mar 2021): $3.3 million
- Feb 2022: $10 million

Issued Shares

- Outstanding shares: 52.6 million
- Fully diluted: 93.8 million

Expected Catalysts and Milestones

2022

EVM201: CRD
- Lead Candidate Nomination

EVM201: CRD
- Animal Model Study Results

EVM201: CRD
- Begin IND enabling studies

EVM101: CRD
- Start Phase I/II Complete Enrollment Phase I/II Studies

Close Spinoff
- Completion of Cannabinoid Assets

2023

EVM301: CRD
- Complete Virtual Screening

EVM301: CRD
- Lead Candidate Nomination

EVM301: CRD
- Animal Model Study Results

EVM301: CRD
- Begin IND enabling studies

EVM201: CRD
- Start Phase I/II Complete Enrollment Phase I/II Studies

BUILDING A DISCOVERY & CLINICAL PLATFORM TO SERVE THE MIND AND BODY

INVESTOR PRESENTATION
(NASDAQ: ENVB)

For more information please contact:
ir@enveric.com